Exhibit 10.20a

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated effective as of October 2, 2013, is entered into among AMERICAN EAGLE ENERGY CORPORATION, a Nevada corporation (“Borrower”), the financial institutions party to the Credit Agreement referenced below (each a “Lender” and collectively the “Lenders”) and MORGAN STANLEY CAPITAL GROUP INC., as administrative agent for the benefit of the Lenders (in such capacity, together with its successors in such capacity, “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, Borrower, the Lenders and Administrative Agent, have entered into that certain Credit Agreement dated as of August 19, 2013 (as further amended, modified or restated from time to time prior to the date hereof, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Credit Agreement be amended as set forth herein; and

WHEREAS, subject to the conditions precedent set forth herein, the parties hereto have agreed to so amend the Credit Agreement.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements contained herein, the parties to this Amendment hereby agree as follows:

SECTION 1. Terms Defined in Credit Agreement. As used in this Amendment, except as may otherwise be provided herein, all capitalized terms defined in the Credit Agreement shall have the same meaning herein as therein, all of such terms and their definitions being incorporated herein by reference. The Credit Agreement, as amended by this Amendment and as may be further amended, modified or restated from time to time, is hereinafter referred to as the “Agreement”.

SECTION 2. Amendments to Credit Agreement. Subject to the conditions precedent set forth in Section 3 hereof, Section 3.02(c) of the Credit Agreement is hereby amended by deleting and replacing all references to “$33,000,000” with “$23,500,000”.

SECTION 3. Conditions of Effectiveness. The obligations of Administrative Agent and the Lenders to amend the Credit Agreement as provided herein are subject to the fulfillment of the following conditions precedent:

(a) Borrower and Guarantors shall have delivered to Administrative Agent multiple duly executed counterparts of this Amendment;

(b) no Material Adverse Change shall have occurred; and

(c) no Default or Event of Default shall have occurred.

SECTION 4. Representations and Warranties. Each of Borrower and Guarantor represents and warrants to Administrative Agent and the Lenders, with full knowledge that the Lenders are relying on the following representations and warranties in executing this Amendment, as follows:

(a) It has the organizational power and authority to execute, deliver and perform this Amendment and all other Loan Documents executed and delivered herewith, and all organizational action on the part of it, requisite for the due execution, delivery and performance of this Amendment and all other Loan Documents executed and delivered herewith, has been duly and effectively taken.

(a) The Credit Agreement, as amended by this Amendment, and the Loan Documents and each and every other document executed and delivered in connection with this Amendment to which it is a party constitute the legal, valid and binding obligations of it, to the extent it is a party thereto, enforceable against such Person in accordance with their respective terms.

(b) This Amendment does not and will not violate any provisions of any of the Organizational Documents of it or any contract, agreement, instrument or requirement of any Governmental Authority to which it is subject. Its execution of this Amendment will not result in the creation or imposition of any lien upon any of its properties other than those permitted by the Agreement and this Amendment.

(c) Execution, delivery and performance of this Amendment does not require the consent or approval of any other Person, including, without limitation, any regulatory authority or governmental body of the United States of America or any state thereof or any political subdivision of the United States of America or any state thereof.

(e) As of the date of this Amendment, each of Borrower and the Guarantors is solvent.

(f) After giving effect to this Amendment no Default or Event of Default will exist, and all of the representations and warranties contained in the Agreement and all instruments and documents executed pursuant thereto or contemplated thereby are true and correct in all material respects on and as of this date other than those which have been disclosed to Administrative Agent in writing (except to the extent such representations and warranties expressly refer to an earlier or other date, in which case they shall be true and correct as of such earlier or other date).

(g) Except to the extent expressly set forth herein as the contrary, nothing in this Section 4 is intended to amend any of the representations or warranties contained in the Agreement or of the Loan Documents to which Borrower or any Guarantor is a party.

SECTION 5. Cost, Expenses and Taxes. Borrower agrees to pay all reasonable legal fees and expenses to be incurred in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered in connection with the transactions associated herewith, including reasonable attorneys’ fees and out-of-pocket expenses of Administrative Agent and the Lenders, and agrees to save Administrative Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such fees.

SECTION 6. Extent of Amendment. Upon the effectiveness hereof, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, shall mean and be a reference to the Credit Agreement as amended hereby. Borrower hereby ratifies and confirms that:

(a) except as expressly amended hereby, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement remain in full force and effect and each of the Loan Documents to which it is a party are and remain legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

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(b) the Collateral is unimpaired by this Amendment and any and all Liens and other security or Collateral now or hereafter held by Administrative Agent or the Lenders as security for payment and performance of the obligations are hereby renewed and carried forth to secure payment and performance of all of the Obligations; and

(c) nothing in this Amendment implies any obligation on the part of Administrative Agent or the Lenders, and neither Administrative Agent nor the Lenders shall be obligated, at any time, to grant further amendments.

SECTION 7. Claims. As additional consideration to the execution, delivery, and performance of this Amendment by the parties hereto and to induce Administrative Agent and the Lenders to enter into this Amendment, Borrower represents and warrants that it does not know of any defenses, counterclaims or rights of setoff to the payment of any Obligations of Borrower to Administrative Agent or the Lenders.

SECTION 8. Waiver and Release. In consideration of the amendment herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower hereby waives, remises, releases, and forever discharges each Lender, and Administrative Agent, their predecessors and its successors, assigns, affiliates, shareholders, directors, officers, accountants, attorneys, employees, agents, representatives, and servants (collectively, the “Released Parties”) of, from and against any and all claims, actions, causes of action, suits, proceedings, contracts, judgments, damages, accounts, reckonings, executions, and liabilities whatsoever of every name and nature, whether known or unknown, whether or not well founded in fact or in law, and whether in law, at equity, or otherwise, which the undersigned ever had or now has for or by reason of any matter, cause, or anything whatsoever to this date relating to or arising out of the Loans, or any of them, or any of the loan Documents, including without limitation any actual or alleged act or omission of any of the Released Parties with respect to the Loans, or any of them, or any of the loan Documents, or any Liens or Collateral in connection therewith, or the enforcement of any of such Lender’s or Administrative Agent’s rights or remedies thereunder. The terms of this waiver and release shall survive the termination of this Amendment, the Loans, or the loan Documents and shall remain in full force and effect after the termination thereof.

SECTION 9. Execution and Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission (such as Portable Document Format) shall be equally as effective as delivery of a manually executed counterpart of this Amendment.

SECTION 10. Governing Law; Service; Jurisdiction; Venue; Waiver of Jury Trial. This Amendment and the rights and obligations of the parties hereunder shall be deemed a contract under, and shall be governed by, and construed and enforced in accordance with, the INTERNAL laws (AND NOT THE LAW OF CONFLICTS) of the State of New York. Sections 9.14 (Submission to Jurisdiction; Waiver of Venue) and 9.17 (Wavier of Jury Trial) are hereby incorporated herein by reference, mutatis mutandis, as a part hereof for all purposes.

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SECTION 11. Headings. Section headings in this Amendment are included herein for convenience and reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 12. NO ORAL AGREEMENTS. The rights and obligations of each of the parties to this Amendment and the Loan Documents shall be determined solely from written agreements, documents, and instruments, and any prior oral agreements between such parties are superseded by and merged into such writings. The Agreement (as amended in writing from time to time) and the other written Loan Documents executed by Borrower, Guarantors, Pledgors, Administrative Agent and the Lenders (together with all fee letters as they relate to the payment of fees after the Closing Date) represent the final agreement between such parties, and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements by such parties. There are no unwritten oral agreements between such parties.

SECTION 13. No Waiver. Borrower agrees that no Event of Default and no Default has been waived or remedied by the execution of this Amendment by Administrative Agent and the Lenders, and any such Default or Event or Default heretofore arising and currently continuing shall continue after the execution and delivery hereof. Nothing contained in this Amendment nor any past indulgence by Administrative Agent or the Lenders, nor any other action or inaction on behalf of Administrative Agent or the Lenders (i) shall constitute or be deemed to constitute a waiver of any Defaults or Events of Default which may exist under the Agreement or the other Loan Documents, or (ii) shall constitute or be deemed to constitute an election of remedies by Administrative Agent or the Lenders or a waiver of any of the rights or remedies of Administrative Agent or the Lenders provided in the Agreement or the other Loan Documents or otherwise afforded at law or in equity.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized.

ADMINISTRATIVE AGENT:

MORGAN STANLEY CAPITAL GROUP INC.,

as Administrative Agent

By:	/s/ Nancy King
Nancy King
Vice President

LENDER:

MORGAN STANLEY CAPITAL GROUP INC.,

By:	/s/ Nancy King
Nancy King
Vice President

Signature Page to First Amendment to Credit Agreement

Foreland Resources, LLC

BORROWER:

AMERICAN EAGLE ENERGY CORPORATION,

as Borrower

By:	/s/ Bradley M. Colby
Bradley M. Colby
President and Chief Executive Officer

Signature Page to First Amendment to Credit Agreement

Foreland Resources, LLC

IN WITNESS WHEREOF, the undersigned, as a Guarantor, hereby (i) acknowledges Borrower’s execution and delivery of this Amendment and (ii) affirms that the execution and delivery of this Amendment has no effect on such Guarantor’s agreements and obligations under the Loan Documents to which it is party, which remain the legal, valid and binding obligation of such Guarantor enforceable against such Guarantor in accordance with their terms.

GUARANTOR:

AMZG, INC.,

a Nevada corporation

By:	/s/ Bradley M. Colby
Bradley M. Colby
President

AEE Canada Inc.,

an Alberta, Canada corporation

By:	/s/ Bradley M. Colby
Bradley M. Colby
President

EERG Energy ULC,

a Alberta, Canada unlimited liability company

By:	/s/ Bradley M. Colby
Bradley M. Colby
President

Signature Page to First Amendment to Credit Agreement

Foreland Resources, LLC

Exhibit A

Conformed version of the Credit Agreement

(see attached)

Exhibit A to First Amendment to Credit Agreement

Foreland Resources, LLC